                             [SOURCE CAPITAL LOGO]

                              SOURCE CAPITAL, INC.

                                      2002
                                 ANNUAL REPORT

                         for the year ended December 31

                         SUMMARY FINANCIAL INFORMATION

                                           For the year ended December 31,
                                  -------------------------------------------------
                                            2002                     2001
                                  ------------------------  -----------------------
                                      Total          Per       Total          Per
                                       Net         Common       Net         Common
                                     Assets         Share      Assets        Share
                                  -------------    -------  ------------    -------
Beginning of year.............    $ 498,725,575    $55.45   $437,610,576    $48.62
                                  -------------    -------  ------------    ------
Net gain on investments,
  realized and unrealized.....      (72,665,931)    (8.97)    91,055,378     11.40
Net investment income.........        3,961,461      0.49      4,312,514      0.54
Distributions to Preferred
  shareholders................       (4,726,109)    (0.59)    (4,726,109)    (0.59)
Distributions to Common
  shareholders................      (37,079,161)    (4.60)   (36,511,724)    (4.60)
Proceeds from shares issued
  for distributions reinvested
  by shareholders.............        6,960,000      0.12      6,984,940      0.08
                                  -------------    -------  ------------    ------
    Net changes during year...    $(103,549,740)   $(13.55) $ 61,114,999    $ 6.83
                                  -------------    -------  ------------    ------
End of year...................    $ 395,175,835    $41.90   $498,725,575    $55.45
                                  =============    =======  ============    ======
Common market price per
  share.......................           $52.85                   $61.02
Common market premium to net
  asset value.................            26.1%                    10.1%

Preferred asset coverage......             730%                     921%
Preferred liquidation
  preference per share........           $27.50                   $27.50
Preferred market price per
  share.......................           $30.81                   $30.20

--------------------------------------------------------------------------------
                           DESCRIPTION OF THE COMPANY
      SOURCE CAPITAL, INC., is a major diversified, publicly traded investment company with total net assets of approximately $395,000,000. Its investment portfolio includes a wide range of securities with primary emphasis on common stock and convertible debentures.

  Source Capital has Common and Preferred shares outstanding, both of which are listed and traded on The New York Stock Exchange. Each of the 1,969,212 outstanding Preferred shares has a prior claim of $27.50 on assets and $2.40 per year on income. The balance of the Company's assets and income are available to the 8,139,273 shares of Common Stock outstanding.

  Source Capital's investment objective is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital and provision of sufficient income to meet the dividend requirements of Preferred shareholders.

  Source Capital is not a mutual fund. Thus, it does not repurchase its own shares on demand and does not need to structure its portfolio securities to provide for possible redemptions. As a publicly traded investment company, Source Capital's Common and Preferred shares are bought and sold on The New York Stock Exchange, and the Company is not involved in such transactions.

  Source Capital's investment approach emphasizes primarily equity and equity-related investments in seeking to achieve its growth objective for its Common shareholders. The desirability of equity versus fixed-income investments has been increasingly debated in recent years. Source Capital's position is that without assuming undue risk and recognizing the fixed claim of its Preferred Stock, properly selected stocks offer the better long-term opportunity for overall investment return as well as long-term protection from the large but uncertain threat of inflation. Source Capital's equity investments have been directed toward companies with highly liquid, relatively unleveraged balance sheets and a demonstrated long-term ability to earn above average returns on invested capital. Source Capital's equity investment portfolio is based on fundamental judgments of long-term returns attainable from income and appreciation in the securities of such companies and is not derived from overall economic forecasts or stock market predictions.

  In June 1976, Source Capital adopted a Common Stock Distribution Policy that provides for cash distributions of approximately 10% of the ongoing net asset value of its Common shares. Only a portion of such distributions is paid from net investment income. The remainder is paid from any net realized capital gains and/or paid-in capital, as determined by each year's results. To the extent the Company realizes net long-term capital gains for any year in excess of the amounts distributed under the Company's distribution policy, such excess may be distributed to shareholders or retained by the Company. Distributions to Common shareholders are paid quarterly in a fixed amount which is periodically adjusted after sustained changes in net asset value appear to the Board of Directors reasonably likely to support the new distribution rate on a continuing basis. This policy is designed to allow Common shareholders to benefit not only from income, but a portion of the capital appreciation which has resulted to date. For federal income tax purposes, all distributions in excess of current year earnings will be taxable to shareholders as long as the Company continues to have accumulated earnings and profits from prior years.

                             LETTER TO SHAREHOLDERS

TO OUR SHAREHOLDERS:

2002 INVESTMENT PORTFOLIO RETURNS

  Total net assets of Source Capital amounted to $395,175,835 at December 31, 2002. After providing for Preferred Stock equity, Common equity amounted to $341,022,505 or $41.90 of net asset value per Common share. This compared with total net assets of $498,725,575, Common equity of $444,572,245 and net asset value per Common share of $55.45 one year ago. These changes reflect payments to Common and Preferred shareholders totaling $41,805,270. As a result, Source Capital achieved a total investment return during 2002 of (17.1)% on its Common net asset value, and (14.6)% on total net assets, with both figures reflecting the reinvestment of dividends and distributions.

 The table at the bottom of this page compares Source Capital's investment results with the returns of several well-known indices of securities prices. Each of the last five calendar years is shown, as well as annualized returns for longer periods. All the percentage changes shown represent total investment returns from both income and appreciation (depreciation) calculated on the basis of reinvesting all dividends and distributions.

NET INVESTMENT INCOME

  For the year 2002, net investment income was modestly lower than it was in 2001. This was primarily due to a lower dividend yield on the Common Stock portfolio. Interest income, on the other hand, was slightly higher compared to last year as we invested additional assets in the high-yield portion of Source Capital's portfolio. Specifically, net investment income amounted to $1,139,636 and $3,961,461 for the fourth quarter and full year, respectively, compared with $977,086 and $4,312,514 in 2001. After providing for Preferred dividends, net investment income per Common share totaled $(0.01) and $(0.10) for the fourth quarter and full year, respectively, compared with $(0.02) and $(0.05) in the corresponding periods of 2001.

DISTRIBUTIONS TO COMMON SHAREHOLDERS

  On February 3, 2003, the Board of Directors declared a regular quarterly distribution on the Common Stock of $0.875 per share payable March 15, 2003. This action reduced the annual distribution rate to $3.50 from the $4.60 rate in place since May 2000. Source Capital's policy, initiated in June 1976, calls for payments to Common shareholders approximating 10% of the Common Stock's ongoing net asset value. This reduction was implemented to align the distribution rate with the current net asset value of the Common Stock. Since the adoption of the policy almost 27 years ago, continuing growth in net asset value has led to 20 increases and only one decrease in the distribution rate--a net increase of 186% from the original annual rate of $1.40. This growth was achieved despite payments to shareholders in excess of net investment income of $527,528,724 or $75.93 per Common share, plus payment of federal income tax on the retained portion of net realized long-term gains of $36,198,677 or $5.99 per Common share. As we have repeatedly pointed out, maintenance of the $3.50 Common distribution rate is dependent on achieving investment results that will sustain a net asset value of approximately $35.00.

 Capital gains are the eventual result of successful investments. As in recent years, changes in relative market valuation as well as changing prospects of individual companies led us to sell certain holdings in 2002, and

--------------------------------------------------------------------------------

                            SOURCE CAPITAL                   STOCK MARKET INDICES                   FIXED-INCOME INDICES
                      --------------------------  ------------------------------------------  --------------------------------
                         TOTAL         COMMON       RUSSELL          S&P                        LEHMAN BROTHERS     TREASURY
       PERIOD          NET ASSETS      EQUITY         2500           500           DJIA        GOVT/CREDIT INDEX   BILL YIELDS
--------------------  ------------  ------------  ------------  -------------  -------------  -------------------  -----------
   Annual Rate of
       Return:
        2002                -14.6%        -17.1%         -17.8%         -22.1%         -15.0%            +11.0%        +1.7%
        2001                +22.8         +24.7          + 1.2          -11.9          - 5.4             + 8.5         +4.1
        2000                + 9.5         + 9.6          + 4.3          - 9.1          - 4.7             +11.9         +6.0
        1999                +21.4         +23.1          +24.2          +21.0          +27.3             - 2.2         +4.7
        1998                + 6.4         + 5.8          + 0.4          +28.6          +18.2             + 9.5         +5.1
  Annual Compound
  Rate of Return:
      3 years               + 4.7         + 4.3          - 4.6          -14.6          - 8.5             +10.5         +3.9
      5 years               + 8.2         + 8.1          + 1.6          - 0.6          + 2.9             + 7.6         +4.3
      10 years              +11.0         +11.3          + 9.3          + 9.3          +12.1             + 7.6         +4.5
      20 years              +12.2         +13.0          +11.6          +12.7          +14.4             + 9.5         +5.7

these sales resulted in the realization of significant net capital gains. We believe that we have been able to replace these securities both by adding to existing investments at advantageous prices and by making selected new investments (primarily equity investments) offering potentially better long-term investment returns.

 As a result of these changes, the Company realized $22,046,559 in net capital gains in 2002. However, distribution of these gains did not require payment of a special distribution. Detailed tax information is presented on page 9.

MARKET PRICES AND SHAREHOLDER RETURNS
  In the long run, the future returns for Source Capital Common shareholders will depend primarily on how well we manage the firm's investment portfolio. The longer the period of time involved, the more important portfolio investment returns will be in determining shareholder returns. However, in the short run, changes in the market price of Source Capital Common shares can deviate from the underlying changes in net asset value causing market returns to be either enhanced or diminished.

 The experience of the past year illustrates the positive side of this phenomenon as the 10.1% premium to net asset value at 12/31/01 increased to 26.1% one year later, and market returns were accordingly enhanced.

 The following table presents 2002 market returns for both Common and Preferred shareholders:

                                  Common    Preferred
                                  Stock       Stock
                                ----------  ---------
Change in Market Value:
  NYSE Closing Price
    -- 12/31/2002.............   $  52.85   $  30.81
  NYSE Closing Price
    -- 12/31/2001.............   $  61.02   $  30.20
                                 --------   --------
  Net change in 2002..........   $  (8.17)  $   0.61
Distributions in 2002.........       4.60       2.40
                                 --------   --------
Total return -- Amount........   $  (3.57)  $   3.01
Total return -- Percent.......     (5.9)%      10.0%

 Common shareholders who participated in the Company's Automatic Reinvestment Plan experienced a negative return of 6.2% during 2002. On a long-term basis, though, those shareholders who participated in the Automatic Reinvestment Plan during each of the 26 years since its inception experienced an annual compound rate of return of 17.5%.

COMMENTARY

  The year 2002 saw a continuation of the downturn which began in April 2000, and was for most indexes the worst year of the past three. After five years of gains exceeding 20% per year from 1995-1999, the big-cap oriented S&P 500 and Nasdaq averages declined for the third consecutive year, with the S&P down 22% and the Nasdaq 32%. Since peaking in March 2000, the S&P has declined 40%, and the Nasdaq is down 74%.

 Including the most recent year's loss, the market has now retraced its steps back to mid-1997. The enormous gains of the late 1990s are increasingly just a distant memory. For the six years as a whole, market returns are only slightly positive, as shown in the table below for the indexes that best represent large- and small-stock performance.

                        Cumulative Returns            1997-2002
                       ---------------------   -----------------------
                       1997-1999   2000-2002   Cumulative   Annualized
                       ---------   ---------   ----------   ----------
Nasdaq                   215%        (67)%         3%           1%
S&P 500                  108%        (37)%        29%           4%
Russell 2000              45%        (21)%        14%           2%
Source                    63%         13%         85%          11%

Despite Source's respectable relative performance in 2002, slightly better than the benchmark Russell 2500 and five points above the S&P 500, it was in absolute terms an extremely disappointing year. Source's 17.1% decline was only the second loss in the past 25 years, and by far the largest. The table below shows Source's investment performance for each of the past five years, as well as that of the benchmark Russell 2500.

                       1998    1999    2000    2001     2002     Five Years*
                       -----   -----   -----   -----   -------   -----------
Source                  5.8%   23.1%    9.6%   24.7%   (17.1)%       8.1%
Russell 2500            0.4%   24.2%    4.3%    1.2%   (17.8)%       1.6%

 *Annualized Return

 As many of you are already aware, the Source Board of Directors recently reduced the annual dividend rate from $4.60 to $3.50, effective for the 2003 First Quarter distribution. This reduction, the first since the adoption of Source's dividend policy in 1976, is the result of the significant decline in net asset value per share, from $55.45 at the start of 2002 to $41.90 at the close (and to $39.16 at January 31, 2003). This decline, of course, is attributable to the year's negative investment performance as well as the effect of the $4.60 Common distribution.

 Source's dividend policy is to distribute approximately 10% of net asset value per Common share, with the expectation that the Company's actual investment return will equal or exceed the rate. Although Source's long-term rate of return has exceeded 10%, resulting in a steady increase in net asset value, this was clearly not the case in 2002, and the Board felt it prudent to reduce the payout to align it more closely to the 10% target. Retaining the $4.60 rate would have resulted in a further reduction in net asset value per share, as well as in the total assets of Source, an outcome we believe would not be in the best interests of Source shareholders.

 We appreciate that dividend reductions are generally not viewed favorably by shareholders, and that a significant reduction in the premium at which Source has been trading could well be the result of this action. While changes in the premium (or discount) at which Source trades obviously impact short-term shareholder returns, we have always believed that our focus should be on striving to increase net asset value per share, and let the stock market decide how much this performance should be rewarded or discounted. In addition, we believe that excess attention to fluctuations in the premium or discount can result in decisions that are not in the long term interest of the Source shareholders.

 A very recent addition to the Source portfolio is a company named SCANSOURCE. This position was initiated in December and substantially increased in January.

 ScanSource is a distributor of specialty technology products which sells about 23,000 products from over 60 vendors to over 13,000 value added resellers. It specializes in three categories:

    - Automatic data collection (bar code printers and scanners)

    - Point of Sale (computer based "cash registers")

    - Business Telephony Systems

 Distribution channels for the products that ScanSource sells have evolved through three stages:

    (1) Direct sales by manufacturers to end users.

    (2) Single-tier distribution in which manufacturers sell to value-added resellers, who in turn sell directly to end-users.

    (3) Two-tier distribution, in which manufacturers sell to wholesale distributors, including ScanSource, who sell only to resellers, who then sell to end-users.

 Although this evolution has increased the complexity of the distribution process, it is a response to changes in the marketplace, and in fact has made distribution lower cost and more efficient. The drivers of this channel evolution include:

    - Cost reduction/outsourcing--Declining prices for many technology products make direct sales calls by manufacturers too expensive. In addition, manufacturers want to focus on product management and shift other functions to resellers and distributors. These tasks include marketing, technical support, inventory management and fulfillment, and credit.

    - Multi-Vendor Solutions--Open systems encourage configurations that include products from a variety of manufacturers. Integrating these products into a successful solution is best done by a value-added reseller or systems integrator.

 An illustration may help the reader to understand this process. Let's suppose a developer is building an office building and wishes to provide paid parking for tenants and guests. He does not have the expertise internally to evaluate and install the products needed to operate this parking system, which include tenant ID cards, ticket printers and scanners, and the computer software and hardware needed to manage the system. Instead, he uses a value-added reseller who configures the system, specifies and purchases its component products, and installs, integrates and maintains the system. In turn, the value-added reseller finds it much more convenient to purchase all the system components from a single distributor, rather than many manufacturers.

 As this evolution has progressed, the percent of sales going through indirect channels (value-added resellers and systems integrators) has increased, as has the percent of this business being served by two-step distribution.

 This has greatly benefited ScanSource, which has been able to grow because of expansion in the underlying market for its products, as well as from the increased share of its served markets moving through distributors.

 ScanSource has always had an intense focus on earning high returns on invested capital. It is constantly reviewing vendor and customer relationships, as well as individual product lines, for profitability. When necessary, it seeks adjustment to gross margin, value added services provided, or working capital levels to insure that its return targets are met.

 As a result, ScanSource has achieved excellent financial results over the years. Return on equity exceeds 20%, and the company has grown assets and revenues at over 30%--especially impressive as the company has raised no new equity since 1998 and has held debt as a percent of capital to only 25%. Although we do not expect this very rapid growth of the past to continue, we believe that more modest 10-15% growth with continued high returns on capital is a reasonable expectation.

 Our purchase opportunity in ScanSource results from a slowdown in revenue growth, which we believe is driven mostly by management disarray at two major ScanSource vendors (Symbol Technologies and Avaya) as well as temporary profit pressures associated with expansion in Europe and distribution changes in low-end telephony systems. We believe these issues are transient and our purchase of ScanSource stock at a PE of just 13x will be well rewarded over the long term.

Respectfully submitted,

/s/ Eric S. Ende

Eric S. Ende
President and
  Chief Investment Officer

February 3, 2003

                            PORTFOLIO OF INVESTMENTS
                               December 31, 2002


COMMON STOCKS                                                             Shares        Value
------------------------------------------------------------            ----------   ------------

PRODUCER DURABLE GOODS -- 19.2%
Cognex Corporation*.........................................               400,000   $  7,372,000
Crane Co....................................................               435,000      8,669,550
Denison International plc (ADR)*+...........................               579,500      9,272,000
Donaldson Company, Inc......................................               113,000      4,068,000
Graco Inc...................................................               462,200     13,242,030
IDEX Corporation............................................               378,000     12,360,600
Manitowoc Company, Inc., The................................               361,000      9,205,500
Zebra Technologies Corporation (Class A)*...................               206,500     11,832,450
                                                                                     ------------
                                                                                     $ 76,022,130
                                                                                     ------------
BUSINESS SERVICES & SUPPLIES -- 12.3%
Black Box Corporation.......................................               260,800   $ 11,683,840
HON INDUSTRIES Inc..........................................               476,800     13,483,904
Manpower Inc................................................               300,000      9,570,000
Office Depot, Inc.*.........................................               795,000     11,734,200
ScanSource, Inc.*...........................................                40,000      1,972,000
                                                                                     ------------
                                                                                     $ 48,443,944
                                                                                     ------------
TECHNOLOGY -- 11.5%
Advanced Fibre Communications, Inc.*........................               600,000   $ 10,008,000
KEMET Corporation*..........................................               449,800      3,931,252
Plantronics, Inc.*..........................................               380,000      5,749,400
SanDisk Corporation*........................................             1,027,000     20,848,100
TriQuint Semiconductor, Inc.*...............................             1,143,029      4,846,443
                                                                                     ------------
                                                                                     $ 45,383,195
                                                                                     ------------
ENERGY -- 10.0%
Cal Dive International, Inc.*...............................               510,000   $ 11,985,000
Noble Corporation*..........................................               431,000     15,149,650
Tidewater Inc...............................................               402,000     12,502,200
                                                                                     ------------
                                                                                     $ 39,636,850
                                                                                     ------------
HEALTHCARE -- 9.3%
Landauer, Inc.+.............................................               120,300   $  4,180,425
Lincare Holdings Inc.*......................................               436,000     13,786,320
Ocular Sciences, Inc.*......................................               722,900     11,219,408
Renal Care Group, Inc.......................................               245,000      7,751,800
                                                                                     ------------
                                                                                     $ 36,937,953
                                                                                     ------------
RETAILING -- 6.3%
CarMax, Inc.*...............................................               277,906   $  4,968,959
Circuit City Stores, Inc....................................               440,000      3,264,800
O'Reilly Automotive, Inc.*..................................               652,500     16,501,725
Pathmark Stores, Inc., Warrants*............................                80,898         62,291
                                                                                     ------------
                                                                                     $ 24,797,775
                                                                                     ------------
BANKING -- 4.1%
National Commerce Financial Corporation.....................               488,900   $ 11,660,265
North Fork Bancorporation, Inc..............................               140,000      4,723,600
                                                                                     ------------
                                                                                     $ 16,383,865
                                                                                     ------------

                            PORTFOLIO OF INVESTMENTS
                               December 31, 2002

                                                                        Shares or
                                                                           Face
COMMON STOCKS (CONTINUED)                                                 Amount        Value
------------------------------------------------------------            ----------   ------------
CONSUMER DURABLE GOODS -- 3.7%
Clayton Homes, Inc..........................................             1,216,600   $ 14,818,188
                                                                                     ------------
ENTERTAINMENT -- 3.4%
Carnival Corporation........................................               536,600   $ 13,388,170
                                                                                     ------------
MATERIALS -- 2.7%
Engelhard Corporation.......................................               390,000   $  8,716,500
OM Group, Inc...............................................               300,000      2,064,000
                                                                                     ------------
                                                                                     $ 10,780,500
                                                                                     ------------
INSURANCE -- 2.1%
Brown & Brown, Inc..........................................               251,000   $  8,112,320
                                                                                     ------------
REAL ESTATE INVESTMENT TRUST -- 1.4%
New Plan Excel Realty Trust.................................               279,864   $  5,342,604
                                                                                     ------------
TOTAL COMMON STOCKS -- 86.0% (Cost $291,415,839)............                         $340,047,494
                                                                                     ------------

PREFERRED STOCKS
REAL ESTATE INVESTMENT TRUST
Crown American Realty Trust.................................                59,000   $  3,265,650
Duke-Weeks Realty Corp. (Series B)..........................                40,000      2,020,000
ProLogis Trust (Series D)...................................                80,000      2,004,000
                                                                                     ------------
TOTAL PREFERRED STOCKS -- 1.9% (Cost $6,411,571)............                         $  7,289,650
                                                                                     ------------

CONVERTIBLE BONDS AND DEBENTURES
PRODUCER DURABLE GOODS -- 1.9%
Checkpoint Systems, Inc. -- 5.25% 2005......................            $4,000,000   $  3,700,000
MascoTech, Inc. -- 4.5% 2003................................             4,200,000      3,906,000
                                                                                     ------------
                                                                                     $  7,606,000
                                                                                     ------------
HEALTHCARE -- 0.7%
IVAX Corporation -- 5.5% 2007...............................            $3,000,000   $  2,685,000
                                                                                     ------------
TECHNOLOGY -- 0.5%
LSI Logic Corporation -- 4.25% 2004.........................            $2,000,000   $  1,905,000
                                                                                     ------------
DISTRIBUTION -- 0.4%
Reptron Electronics, Inc. -- 6.75% 2004.....................            $5,980,000   $  1,734,200
                                                                                     ------------
TOTAL CONVERTIBLE BONDS AND DEBENTURES -- 3.5% (Cost
 $16,594,839)...............................................                         $ 13,930,200
                                                                                     ------------

                            PORTFOLIO OF INVESTMENTS
                               December 31, 2002

                                                                           Face
NON-CONVERTIBLE BONDS AND DEBENTURES                                      Amount        Value
------------------------------------------------------------            ----------   ------------
CORPORATE -- 6.9%
Actuant Corporation -- 13% 2009.............................            $2,275,000   $  2,661,750
Advantica Restaurant Group, Inc. -- 11.25% 2008.............             2,131,100      1,598,325
Flextronics International Ltd. -- 8.75% 2007................             2,000,000      2,070,000
Host Marriott Corporation -- 9.25% 2007.....................             2,000,000      2,050,000
Lear Corporation -- 7.96% 2005..............................             2,000,000      2,070,000
Manitowoc Company, Inc., The -- 10.5% 2012++................             2,000,000      2,030,000
Metaldyne Corporation -- 11% 2012...........................             2,000,000      1,640,000
OM Group, Inc. -- 9.25% 2011................................             4,000,000      2,180,000
Oshkosh Truck Corporation -- 8.75% 2008.....................             2,000,000      2,067,500
Realty Income Corporation -- 8.25% 2008.....................             2,000,000      2,161,600
Unisys Corporation
  -- 7.875% 2008............................................             1,500,000      1,552,500
  -- 8.125% 2006............................................             2,000,000      2,118,125
United Stationers Inc. -- 8.375% 2008.......................             3,000,000      3,045,000
                                                                                     ------------
                                                                                     $ 27,244,800
                                                                                     ------------
U.S. GOVERNMENT AND AGENCIES -- 0.5%
Federal Home Loan Mortgage Corporation
  -- 6.5% 2023 (IO).........................................            $  362,265   $     28,048
  -- 10.15% 2006 (REMIC)....................................                 5,180          5,183
Federal National Mortgage Association -- 6% 2029 (IO).......             7,451,203      1,084,500
Government National Mortgage Association (Mobile Home)
  -- 9.75% 2010.............................................               593,992        634,232
                                                                                     ------------
                                                                                     $  1,751,963
                                                                                     ------------

TOTAL NON-CONVERTIBLE BONDS
 AND DEBENTURES -- 7.4% (Cost $31,340,659)..................                         $ 28,996,763
                                                                                     ------------
TOTAL INVESTMENT SECURITIES -- 98.8% (Cost $345,762,908)....                         $390,264,107
                                                                                     ------------

SHORT TERM INVESTMENT -- 1.3% (Cost $5,300,826)
Short-term Corporate Note:
  General Electric Capital Corporation -- 1.18% 1/2/03......            $5,301,000   $  5,300,826
                                                                                     ------------
TOTAL INVESTMENTS -- 100.1% (Cost $351,063,734).............                         $395,564,933
Other assets and liabilities, net -- (0.1)%.................                             (389,098)
                                                                                     ------------
TOTAL NET ASSETS -- 100%....................................                         $395,175,835
                                                                                     ============

*   Non-income producing securities

+ Affiliate as defined in the Investment Company Act of 1940 by reason of ownership of 5% or more of its outstanding voting securities. Following is a summary of transactions in securities of these affiliates during the year ended December 31, 2002.

                                                              Purchases      Sales       Realized     Dividend
                                                               at Cost      at Cost     Gain (Loss)    Income
                                                              ----------   ----------   -----------   --------
      Denison International plc (ADR).......................      --       $  925,200   $  (92,845)      --
      Landauer, Inc.........................................      --        7,962,519    5,486,696    $430,323

++ Restricted security purchased without registration under the Securities Act of 1933 pursuant to Rule 144A, which generally may be resold only to certain institutional investors prior to registration. The Manitowoc Company, Inc. was purchased on August 2, 2002, and October 2, 2002, and it constituted 0.5% of total net assets at December 31, 2002.

See notes to financial statements.

                            MAJOR PORTFOLIO CHANGES
                                  (UNAUDITED)
                        Quarter Ended December 31, 2002

                                                                 Shares or
                                                                Face Amount
                                                              ---------------
NET PURCHASES

COMMON STOCKS
CarMax, Inc.................................................     108,000 shs.
Engelhard Corporation.......................................      90,000 shs.
North Fork Bancorporation, Inc.(1)..........................     140,000 shs.
OM Group, Inc...............................................      45,000 shs.
Plantronics, Inc............................................      64,000 shs.
Renal Care Group, Inc.......................................     125,000 shs.
ScanSource, Inc.(1).........................................      40,000 shs.

NON-CONVERTIBLE SECURITY
Manitowoc Company, Inc., The -- 10.5% 2012..................  $     1,000,000

NET SALES

COMMON STOCKS
Brown & Brown, Inc..........................................      50,000 shs.
Denison International plc (ADR).............................      50,000 shs.
Graco Inc...................................................     225,000 shs.
HON INDUSTRIES Inc..........................................      33,200 shs.
Landauer, Inc...............................................     172,700 shs.
Noble Corporation...........................................      50,000 shs.
Office Depot, Inc...........................................      70,000 shs.
SanDisk Corporation.........................................      15,000 shs.
Zebra Technologies Corporation (Class A)....................      63,500 shs.

(1) Indicates new commitment to portfolio

                         FEDERAL INCOME TAX INFORMATION
                                  (UNAUDITED)

                                 CALENDAR 2002

CASH DIVIDENDS AND DISTRIBUTIONS:

                                                                          (1)              (2)
                                                        AMOUNT         ORDINARY         LONG-TERM
                                                         PAID           INCOME        CAPITAL GAIN
DATE PAID                                             PER SHARE        DIVIDENDS      DISTRIBUTIONS
---------                                             ----------       ---------      -------------
PREFERRED STOCK:
03/15/2002                                               $0.60          $  0.60           --
06/15/2002                                                0.60             0.60           --
09/15/2002                                                0.60             0.60           --
12/15/2002                                                0.60             0.60           --
                                                         -----          -------          -------
      TOTAL                                              $2.40          $  2.40           --
                                                         =====          =======          =======
COMMON STOCK:
03/15/2002                                               $1.15          $0.3881          $0.7619
06/15/2002                                                1.15           0.2494           0.9006
09/15/2002                                                1.15           0.0583           1.0917
12/15/2002                                                1.15           0.0583           1.0917
                                                         -----          -------          -------
      TOTAL                                              $4.60          $0.7541          $3.8459
                                                         =====          =======          =======

  The amount in column (1) is to be included as dividend income on your tax return. For corporate shareholders, 42.3% of the amount in column (1) qualifies for the 70% corporate dividends received deduction.

  In accordance with the provisions of the Internal Revenue Code, the amounts in column (2) are long-term capital gain distributions, and all amounts qualify as 20% rate gain distributions.

  A Form 1099 has been mailed to all shareholders of record on dividend record dates setting forth the specific amounts to be included in their 2002 tax returns. Source Capital did not elect to retain any undistributed long-term capital gains for the year ended December 31, 2002. Therefore, Common shareholders will not receive a Form 2439 for 2002.

--------------------------------------------------------------------------------

NOTICE TO DIVIDEND REINVESTMENT PLAN PARTICIPANTS:

 The information above shows the cash distributions paid by Source Capital during 2002. When additional shares are issued by Source Capital under the Automatic Reinvestment Plan at a discount from the market price, a participant in the Plan is treated for federal income tax purposes as having received a taxable distribution equal to the market value of the shares purchased. In effect, the discount from market price at which shares are purchased is added to the amount of the cash distribution to determine the total value of the taxable distribution. Such value also becomes the participant's tax basis for the shares purchased under the Plan.

  The distributions paid during the year were reinvested at a discount from the market price, and the additional taxable amount of these distributions for each Common share purchased is as follows: March 15, 2002, $3.2875 per share;
June 15, 2002, $3.0330 per share; September 15, 2002, $2.8480 per share;
December 15, 2002, $2.8800 per share.

--------------------------------------------------------------------------------

STATE TAX INFORMATION:

 None of the amounts reported in column (1) was derived from U.S. Treasury Securities.

  Certain states have reduced tax rates for capital gains attributed to securities that meet certain holding periods. The following percentages should be applied to the amounts in column (2): 10.5% of these gains were derived from assets held 1-2 years, 10.1% 2-3 years, 6.6% 3-4 years, 5.2% 4-5 years, 12.4%
5-6 years, and 55.2% more than 6 years.

                      STATEMENT OF ASSETS AND LIABILITIES

                                                                    December 31, 2002
                                                              ------------------------------
ASSETS
  Investments at value:
    Investment securities -- at market value
      (cost $345,762,908) -- Note A.........................  $390,264,107
    Short-term investments -- at cost plus interest earned
      (maturities 60 days or less) -- Note A................     5,300,826      $395,564,933
                                                              ------------
  Cash......................................................                             550

  Receivable for:
    Accrued interest........................................  $    843,003
    Dividends...............................................       264,409         1,107,412
                                                              ------------      ------------
                                                                                $396,672,895

LIABILITIES
  Payable for:
    Investment securities purchased.........................  $  1,005,240
    Advisory fees...........................................       228,665
    Accrued dividends -- Preferred Stock....................       196,921
    Accrued expenses........................................        66,234         1,497,060
                                                              ------------      ------------
TOTAL NET ASSETS -- December 31, 2002.......................                    $395,175,835
                                                                                ============

  Assets applicable to Preferred Stock at a liquidation
    preference of
    $27.50 per share (asset coverage 730%) -- Note B........                    $ 54,153,330
                                                                                ============

  Net assets applicable to Common Stock -- $41.90 per
    share...................................................                    $341,022,505
                                                                                ============

SUMMARY OF SHAREHOLDERS' EQUITY
  $2.40 Cumulative Preferred Stock -- par value $3 per
    share;
    authorized 3,000,000 shares; outstanding 1,969,212
    shares -- Note B........................................                    $  5,907,636
  Common Stock -- par value $1 per share; authorized
    12,000,000 shares;
    outstanding 8,139,273 shares -- Note B..................                       8,139,273
  Additional Paid-in Capital................................                     335,707,470
  Undistributed net investment income.......................                         823,201
  Undistributed net realized gain on investments............                          97,056
  Unrealized appreciation of investments....................                      44,501,199
                                                                                ------------
TOTAL NET ASSETS -- December 31, 2002.......................                    $395,175,835
                                                                                ============

See notes to financial statements.

                            STATEMENT OF OPERATIONS

                                                                     For the year ended December 31,
                                                       -----------------------------------------------------------
                                                                  2002                             2001
                                                       ---------------------------      --------------------------
INVESTMENT INCOME
  Income:
    Interest.........................................                 $  3,916,350                     $ 3,694,304
    Dividends (including $430,323 and $714,000 from
      securities of affiliates during the years ended
      December 31, 2002 and 2001, respectively)......                    3,987,321                       4,516,686
                                                                      ------------                     -----------
                                                                      $  7,903,671                     $ 8,210,990
  Expenses -- Note C:
    Advisory fees....................................  $  3,135,862                     $  3,158,312
    Transfer agent fees and expenses.................       290,891                          267,743
    Reports to shareholders..........................       167,874                          171,648
    Directors' fees and expenses.....................       100,025                           90,660
    Taxes, other than federal income tax.............        65,820                           65,840
    Custodian fees and expenses......................        48,597                           47,331
    Legal and auditing fees..........................        42,503                           39,502
    Registration and filing fees.....................        27,374                           25,664
    Other expenses...................................        63,264      3,942,210            31,776     3,898,476
                                                       ------------   ------------      ------------   -----------
        Net investment income -- Note A..............                 $  3,961,461                     $ 4,312,514
                                                                      ------------                     -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Net realized gain on investments:
    Proceeds from sale of investment securities
      (excluding short-term corporate notes with
      maturities 60 days or less)....................  $ 83,883,772                     $141,878,848
    Cost of investment securities sold...............    61,837,213                       96,910,561
                                                       ------------                     ------------
      Net realized gain on investments -- Notes A and
        D............................................                 $ 22,046,559                     $44,968,287

  Unrealized appreciation of investments:
    Unrealized appreciation at beginning of year.....  $139,213,689                     $ 93,126,598
    Unrealized appreciation at end of year...........    44,501,199                      139,213,689
                                                       ------------                     ------------
      Increase (decrease) in unrealized appreciation
        of investments...............................                  (94,712,490)                     46,087,091
                                                                      ------------                     -----------
        Net realized and unrealized gain (loss) on
          investments................................                 $(72,665,931)                    $91,055,378
                                                                      ------------                     -----------

NET INCREASE (DECREASE) IN TOTAL NET
  ASSETS RESULTING FROM OPERATIONS...................                 $(68,704,470)                    $95,367,892
                                                                      ============                     ===========

See notes to financial statements.

                    STATEMENT OF CHANGES IN TOTAL NET ASSETS

                                                         For the year ended December 31,
                                          --------------------------------------------------------------
                                                       2002                            2001
                                          ------------------------------  ------------------------------
INCREASE (DECREASE) IN TOTAL NET ASSETS
Operations:
  Net investment income.................  $    3,961,461                  $    4,312,514
  Net realized gain on investments
    -- Notes A and D....................      22,046,559                      44,968,287
  Increase (decrease) in unrealized
    appreciation of investments.........     (94,712,490)                     46,087,091
                                          --------------                  --------------
Increase (decrease) in total net assets
  resulting
  from operations.......................                  $  (68,704,470)                 $   95,367,892

Distributions to Preferred shareholders:
  From net investment income............  $   (3,915,783)                 $   (4,726,109)
  From net realized capital gains.......        (810,326)     (4,726,109)       --            (4,726,109)
                                          --------------                  --------------
Distributions to Common shareholders:
  From net investment income............        --                        $   (2,374,677)
  From net realized capital gains.......  $  (37,079,161)    (37,079,161)    (34,137,047)    (36,511,724)
                                          --------------                  --------------
Proceeds from shares issued for
  distributions reinvested by
  shareholders -- Note B................                       6,960,000                       6,984,940
                                                          --------------                  --------------
Increase (decrease) in total net
  assets................................                  $ (103,549,740)                 $   61,114,999

TOTAL NET ASSETS
Beginning of year, including
  undistributed net investment income
  of $777,523 and $3,565,795............                     498,725,575                     437,610,576
                                                          --------------                  --------------
End of year, including
  undistributed net investment income
  of $823,201 and $777,523..............                  $  395,175,835                  $  498,725,575
                                                          ==============                  ==============

See notes to financial statements.

--------------------------------------------------------------------------------

                       NOTICE OF SOURCE OF DISTRIBUTIONS
                              (Common Stock Only)

    Since the sources from which distributions are paid cannot be determined until the end of each fiscal year, the following information amends the statements forwarded to Common shareholders with each distribution.

                                       Source of Distributions
                                      -------------------------
                            Amount       Net
                             Paid     Investment  Net Realized
        Date Paid          Per Share    Income    Capital Gains
-------------------------  ---------  ----------  -------------
       3/15/2002             $1.15      --            $1.15
       6/15/2002              1.15      --             1.15
       9/15/2002              1.15      --             1.15
      12/15/2002              1.15      --             1.15
                             -----      -----         -----
                             $4.60      --            $4.60
                             =====      =====         =====

  The source of distributions for financial reporting purposes differs from federal income tax reporting. See page 9 for federal income tax information.

                              FINANCIAL HIGHLIGHTS
   Selected data for a share of Common Stock outstanding throughout each year

                                                                            Year ended December 31,
                                                        ---------------------------------------------------------------
                                                           2002         2001         2000         1999         1998
                                                           ----         ----         ----         ----         ----
Common Stock:
Per share operating performance:
Net asset value at beginning of year..................  $     55.45  $     48.62  $     50.70  $     48.23  $     50.20
                                                        -----------  -----------  -----------  -----------  -----------
Income from investment operations:
  Net investment income...............................  $      0.49  $      0.54  $      0.70  $      0.67  $      0.88
  Net realized and unrealized gain (loss)
     on investment securities.........................        (8.97)       11.40         4.20        10.27         2.37
                                                        -----------  -----------  -----------  -----------  -----------
    Total from investment operations..................  $     (8.48) $     11.94  $      4.90  $     10.94  $      3.25
                                                        -----------  -----------  -----------  -----------  -----------
Distributions to Preferred shareholders:
  From net investment income..........................  $     (0.49) $     (0.59) $     (0.61) $     (0.62) $     (0.63)
  From net realized capital gains.....................        (0.10)     --           --           --           --
Distributions to Common shareholders:
  From net investment income..........................      --             (0.30)     --             (0.09)       (0.41)
  From net realized gains.............................        (4.60)       (4.30)       (6.41)       (7.77)       (4.21)
                                                        -----------  -----------  -----------  -----------  -----------
    Total distributions...............................  $     (5.19) $     (5.19) $     (7.02) $     (8.48) $     (5.25)
                                                        -----------  -----------  -----------  -----------  -----------
Effect of shares issued for distributions
  reinvested by shareholders..........................  $      0.12  $      0.08  $      0.04  $      0.01  $      0.03
                                                        -----------  -----------  -----------  -----------  -----------
Net asset value at end of year........................  $     41.90  $     55.45  $     48.62  $     50.70  $     48.23
                                                        ===========  ===========  ===========  ===========  ===========
Per share market value at end of year.................  $     52.85  $     61.02  $     52.69  $     48.25  $     49.06
Total investment return(1)............................       (6.2)%        26.0%        24.1%        15.2%         5.8%
Net asset value total return(2).......................      (17.1)%        24.7%         9.6%        23.1%         5.8%

Ratios/supplemental data:
  Net assets at end of year (in thousands)............     $395,176     $498,726     $437,611     $444,388     $417,777
  Ratio of expenses to average net assets applicable
    to Common Stock...................................        0.99%        0.97%        1.00%        1.00%        1.00%
  Ratio of net investment income to average net assets
    applicable to Common Stock........................        0.99%        1.07%        1.46%        1.39%        1.83%
  Portfolio turnover rate.............................       16.62%       25.13%       18.55%       23.51%       28.34%
Preferred Stock:
Total shares outstanding(3)...........................    1,969,212    1,969,212    1,969,212    1,969,212    1,969,212
Asset coverage per share(3)...........................      $200.68      $253.26      $222.23      $225.67      $212.15
Involuntary liquidation preference per share..........       $27.50       $27.50       $27.50       $27.50       $27.50
Average market value per share(4).....................       $31.15       $30.05       $27.87       $28.54       $29.95

(1) Based on market value per share, adjusted for reinvestment of distributions
(2) Based on net asset value per share, adjusted for reinvestment of distributions
(3) Information shown as of the end of the year
(4) The average of all month-end market values during each year
See notes to financial statements.
--------------------------------------------------------------------------------

             QUARTERLY RESULTS OF INVESTMENT OPERATIONS (unaudited)

                                                                          Quarter ended
                                               --------------------------------------------------------------------
                                               March 31, 2002  June 30, 2002  September 30, 2002  December 31, 2002
                                               --------------  -------------  ------------------  -----------------
Total investment income......................   $  1,928,302   $  2,064,783      $  1,990,925        $ 1,919,661
Net investment income........................   $    818,898   $    985,022      $  1,017,905        $ 1,139,636
Income available to Common...................   $   (362,629)  $   (196,505)     $   (163,623)       $   (41,891)
  Per share Common...........................     $(0.05)        $(0.02)          $(0.02)            $(0.01)
Net realized and unrealized
  appreciation (depreciation)................   $ 30,448,440   $(53,778,261)     $(61,068,873)       $11,732,763
  Per share Common...........................      $3.80         $(6.68)          $(7.56)             $1.47

                                                                          Quarter ended
                                               --------------------------------------------------------------------
                                               March 31, 2001  June 30, 2001  September 30, 2001  December 31, 2001
                                               --------------  -------------  ------------------  -----------------
Total investment income......................   $  2,452,498   $  1,805,350      $  2,017,933        $ 1,935,209
Net investment income........................   $  1,505,765   $    787,588      $  1,042,075        $   977,086
Income available to Common...................   $    324,238   $   (393,939)     $   (139,453)       $  (204,441)
  Per share Common...........................      $0.04         $(0.05)          $(0.02)            $(0.02)
Net realized and unrealized
  appreciation (depreciation)................   $(17,059,966)  $ 80,037,528      $(61,841,862)       $89,919,678
  Per share Common...........................     $(2.16)         $10.09          $(7.78)             $11.25

                         NOTES TO FINANCIAL STATEMENTS

NOTE A--SIGNIFICANT ACCOUNTING POLICIES

      Source Capital, Inc. (the "Company") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The investment objective of the Company is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital and provision of sufficient income to meet the dividend requirements of Preferred shareholders. The significant accounting policies followed by the Company in the preparation of its financial statements include the following:

      1. SECURITIES VALUATION--Securities, including any outstanding written call options, listed or traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on the last business day of the year, or, if there was not a sale that day, at the mean between the most recent bid and asked prices. Securities which are unlisted and debt and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Company's officers, are valued at the mean between the most recent bid and asked prices or other ascertainable market value. Short-term corporate notes with maturities of 60 days or less are valued at cost plus interest earned, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors.

      2. FEDERAL INCOME TAX--No provision for federal taxes on net investment income is considered necessary because the Company has elected to be taxed as a "regulated investment company" under the Internal Revenue Code, and intends to maintain this qualification and to distribute each year all of its taxable net investment income and taxable net realized gain on investments to its shareholders in accordance with the minimum distribution requirements of the Code.

      3. USE OF ESTIMATES--The preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

      4. OTHER--Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Dividends payable by the Company on the Preferred Stock are recorded on an accrual basis, and distributions payable on the Common Stock are recorded on the ex-dividend date. The ratios of expenses and net income to average net assets do not reflect the effect of dividend payments to Preferred shareholders.

NOTE B--CAPITAL STOCK

      The Preferred Stock is entitled in liquidation to $27.50 per share plus accrued dividends and may be called for redemption, at the discretion of the Company, at $27.50 per share plus accrued dividends. Dividends may not be declared on the Common Stock if Preferred dividends are in arrears or if the Preferred Stock would not thereafter have an asset coverage of 200% or more.

      During the years ended December 31, 2002, and 2001, the Company issued 122,085 and 129,711 shares of Common Stock, respectively, under its Reinvestment Plan for Common and Preferred shareholders.

NOTE C--ADVISORY FEES AND OTHER AFFILIATED TRANSACTIONS

      Pursuant to an investment advisory agreement, the Company pays First Pacific Advisors, Inc. ("Investment Adviser"), monthly investment advisory fees calculated at an annual rate of 0.725% for the first $100 million of total net assets, 0.700% for the next $100 million of total net assets, and 0.675% for any total net assets in excess of $200 million. The Agreement obligates the Investment Adviser to reduce its fee to the extent necessary to reimburse the Company for any annual expenses (exclusive of interest, taxes, the cost of any supplementary statistical and research information, legal expenses related to portfolio securities, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average total net assets of the Company for the year.

      For each of the years ended December 31, 2002, and 2001, the Company paid aggregate fees of $99,500 and $90,000, respectively, to all Directors who are not affiliated persons of the Investment Adviser. During the years ended December 31, 2002, and 2001, the Company incurred legal fees of $9,903 and $8,237, respectively, payable to O'Melveny & Myers LLP, counsel for the Company. A Director of the Company is of counsel to, and a retired partner of, that firm.

NOTE D--PURCHASES, SALES AND TAX DIFFERENCES

      The cost of purchases of investment securities (excluding short-term corporate notes with maturities of 60 days or less) aggregated $74,381,488 and $109,589,677 for the years ended December 31, 2002, and 2001, respectively. Realized gains and losses are based on the specific-certificate identification method.

      All of the amounts reported in the financial statements at December 31, 2002, were the same for federal income tax and financial reporting purposes. A permanent difference of $1,587,178 as of December 31, 2002, was reclassified from Undistributed Net Realized Gain on Investments to Additional Paid-in Capital. The permanent difference related to the accounting for market discount on Common Shares issued under the Dividend Reinvestment Plan, which differs between income tax regulations and accounting principles generally accepted in the United States of America. Gross unrealized appreciation and depreciation for all investments at December 31, 2002, for federal income tax and financial reporting purposes was $83,070,735 and $38,569,536, respectively.

NOTE E--QUARTERLY INFORMATION

      See page 13 for unaudited quarterly results of investment operations.

                          INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND
BOARD OF DIRECTORS OF SOURCE CAPITAL, INC.

   We have audited the accompanying statement of assets and liabilities of Source Capital, Inc. (the "Company"), including the portfolio of investments, as of December 31, 2002, and the related statements of operations, changes in total net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of operations and the statement of changes in total net assets of Source
Capital, Inc., for the year ended December 31, 2001 and financial highlights for each of the four years in the period then ended were audited by other auditors whose report, dated February 1, 2002, expressed an unqualified opinion on those statements.

   We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

   In our opinion, the 2002 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Source Capital, Inc. as of December 31, 2002, the results of its operations, changes in net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Los Angeles, California
January 31, 2003

                             DIRECTORS AND OFFICERS
                                  (UNAUDITED)

                                                                                                        NUMBER OF
                                                                                                      PORTFOLIOS IN
                                                 TERM OF OFFICE AND                                   FUND COMPLEX
        NAME, AGE &             POSITION(S)           LENGTH OF           PRINCIPAL OCCUPATION(S)      OVERSEEN BY
          ADDRESS              WITH COMPANY         TIME SERVICED         DURING THE PAST 5 YEARS       DIRECTOR
          -------              ------------         -------------      -----------------------------    --------
Willard H. Altman, Jr. -      Director          Term: 1 Year           Retired. Formerly, until             6
(67)                                            Time Served: 5 Years   1995, Partner of Ernst &
11400 W. Olympic Blvd.                                                 Young LLP. Vice President of
Suite 1200                                                             Evangelical Council for
Los Angeles, CA 90064                                                  Financial Accountability from
                                                                       1995 to 2002.

Wesley E. Bellwood - (79)     Director          Term: 1 Year           Retired. Formerly, until             1
11400 W. Olympic Blvd.                          Time Served: 23 Years  1999, Chairman Emeritus and
Suite 1200                                                             director of Wynn's
Los Angeles, CA 90064                                                  International, Inc.

David Rees - (79)             Director          Term: 1 Year           Private investor. Formerly           1
11400 W. Olympic Blvd.                          Time Served: 35 Years  President and Chief Executive
Suite 1200                                                             Officer of the International
Los Angeles, CA 90064                                                  Institute of Los Angeles.
                                                                       Formerly, until 1995, the
                                                                       Senior Editor of Los Angeles
                                                                       Business Journal.

Paul G. Schloemer - (74)      Director          Term: 1 Year           Retired President and Chief          1
11400 W. Olympic Blvd.                          Time Served: 4 Years   Executive Officer (1984-1993)
Suite 1200                                                             of Parker Hannifin
Los Angeles, CA 90064                                                  Corporation.

Lawrence J. Sheehan - (70)    Director          Term: 1 Year           Of counsel to, and partner           5
11400 W. Olympic Blvd.                          Time Served: 12 Years  (1969 to 1994) of, the firm
Suite 1200                                                             of O'Melveny & Myers LLP,
Los Angeles, CA 90064                                                  legal counsel to the Company.

Eric S. Ende - (58)           Director,         Term: 1 Year           Senior Vice President of the         3
11400 W. Olympic Blvd.        President &       Time Served: 3 Years   Adviser.
Suite 1200                    Chief
Los Angeles, CA 90064         Investment
                              Officer

Steven R. Geist - (49)        Senior Vice       Time Served: 7 Years   Vice President of the
11400 W. Olympic Blvd.        President &                              Adviser.
Suite 1200                    Fixed-Income
Los Angeles, CA 90064         Manager

J. Richard Atwood - (42)      Treasurer         Time Served: 6 Years   Principal and Chief Operating
11400 W. Olympic Blvd.                                                 Officer of the Adviser.
Suite 1200                                                             President, Chief Executive
Los Angeles, CA 90064                                                  Officer, Chief Financial
                                                                       Officer and Treasurer of FPA
                                                                       Fund Distributors, Inc.

Sherry Sasaki - (48)          Secretary         Time Served: 21 Years  Assistant Vice President and
11400 W. Olympic Blvd.                                                 Secretary of the Adviser and
Suite 1200                                                             of FPA Fund Distributors,
Los Angeles, CA 90064                                                  Inc.

Christopher H. Thomas - (45)  Assistant         Time Served: 8 Years   Vice President and Controller
11400 W. Olympic Blvd.        Treasurer                                of the Adviser and of FPA
Suite 1200                                                             Fund Distributors, Inc.
Los Angeles, CA 90064


        NAME, AGE &                 OTHER
          ADDRESS               DIRECTORSHIPS
          -------               -------------
Willard H. Altman, Jr. -
(67)
11400 W. Olympic Blvd.
Suite 1200
Los Angeles, CA 90064
Wesley E. Bellwood - (79)
11400 W. Olympic Blvd.
Suite 1200
Los Angeles, CA 90064
David Rees - (79)             International
11400 W. Olympic Blvd.        Institute of
Suite 1200                    Los Angeles
Los Angeles, CA 90064
Paul G. Schloemer - (74)
11400 W. Olympic Blvd.
Suite 1200
Los Angeles, CA 90064
Lawrence J. Sheehan - (70)
11400 W. Olympic Blvd.
Suite 1200
Los Angeles, CA 90064
Eric S. Ende - (58)
11400 W. Olympic Blvd.
Suite 1200
Los Angeles, CA 90064
Steven R. Geist - (49)
11400 W. Olympic Blvd.
Suite 1200
Los Angeles, CA 90064
J. Richard Atwood - (42)      First Pacific
11400 W. Olympic Blvd.        Advisors, Inc.,
Suite 1200                    and FPA Fund
Los Angeles, CA 90064         Distributors, Inc.
Sherry Sasaki - (48)
11400 W. Olympic Blvd.
Suite 1200
Los Angeles, CA 90064
Christopher H. Thomas - (45)  FPA Fund
11400 W. Olympic Blvd.        Distributors, Inc.
Suite 1200
Los Angeles, CA 90064

                              SOURCE CAPITAL, INC.

       INVESTMENT ADVISER
        First Pacific Advisors, Inc.
        11400 West Olympic Blvd., Suite 1200
        Los Angeles, California 90064-1550
        (800) 982-4372 or (310) 473-0225
        www.fpafunds.com
       CUSTODIAN
        State Street Bank and Trust Company
        Boston, Massachusetts
       COUNSEL
        O'Melveny & Myers LLP
        Los Angeles, California
       INDEPENDENT AUDITORS
        Deloitte & Touche LLP
        Los Angeles, California

       TRANSFER AND SHAREHOLDER SERVICE AGENT
        Mellon Investor Services LLC
        85 Challenger Road
        Overpeck Centre
        Ridgefield Park, NJ 07660
        (800) 279-1241 or (201) 329-8660
       REGISTRAR
        Mellon Investor Services LLC
        Ridgefield Park, New Jersey
       STOCK EXCHANGE LISTING
        New York Stock Exchange:

Symbols:  SOR Common Stock
          SOR+ Preferred Stock

--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
      Holders of record (other than brokers or nominees of banks and other financial institutions) of Common and Preferred Stock are eligible to participate in the Dividend Reinvestment Plan ("Plan"), pursuant to which distributions to shareholders are paid in or reinvested in shares of Common Stock of the Company ("Dividend Shares"). Mellon Bank, N.A. ("Agent") c/o Mellon Investor Services LLC, Investment Services, P.O. Box 3338, South Hackensack, New Jersey 07606-1938, acts as agent for participants under the Plan.
  A shareholder may join the Plan by signing and returning an authorization form that may be obtained from the Agent. A shareholder may elect to withdraw from the Plan at any time by written notice to the Agent and thereby elect to receive cash in lieu of Dividend Shares. There is no penalty for withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. The Company reserves the right to amend or terminate the Plan.
  Purchases of the Company's shares are made by the Agent, on behalf of the participants in the Plan, promptly after receipt of funds, and in no event later than 30 days from such receipt except when restricted under applicable federal securities laws. The Agent purchases outstanding shares in the market when the price plus estimated commissions of the Company's Common Stock on the NYSE is lower than the Company's most recently calculated net asset value per share. To the extent that outstanding shares are not available at a cost of less than per share net asset value, the Agent, on behalf of the participants in the Plan, accepts payment of the dividend, or the remaining portion thereof, in authorized but unissued shares of Common Stock of the Company on the payment date. Such shares are issued at a per share price equal to the higher of (1) the net asset value per share on the payment date, or (2) 95% of the closing market price per share on the payment date. There are no brokerage charges with respect to shares issued directly by the Company to satisfy the dividend reinvestment requirements. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account is the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Company.
  For Federal income tax purposes, shareholders who reinvest distributions are treated as receiving distributions in an amount equal to the fair market value, determined as of the payment date, of the shares received if the shares are purchased from the Company. Such value may exceed the amount of the cash distribution that would have been paid. If outstanding shares are purchased in the open market, the taxable distribution equals the cash distribution that would have been paid. In either event, the cost basis in the shares received equals the amount recognized as a taxable distribution.

  In the case of foreign participants whose dividends are subject to United States income tax withholding and in the case of any participants subject to 31% federal backup withholding, the Agent will reinvest dividends after deduction of the amount required to be withheld.

  All record holders of Common Stock are also offered the opportunity, on a voluntary basis, to send in cash payments of not less than $100 each up to a total of $7,500 per month to purchase additional shares of the Common Stock of the Company through participation in the Cash Investment Plan ("Cash Plan"). Under the Cash Plan, shares are purchased in the market and no shares are issued by the Company. A brochure describing the terms and conditions of the Cash Plan, including fees and expenses, is available from the Agent.

                                                               --------------
                                                                 PRESORTED
   SOURCE CAPITAL, INC.                                           STANDARD
   11400 West Olympic Boulevard, Suite 1200                     U.S. POSTAGE
   Los Angeles, California 90064-1550                               PAID
                                                                    MIS
                                                               --------------